UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  Earliest  event  reported):  November  12,  2003

                           Commission File No. 0-5014
                                               ------

                                AEROTELESIS INC.
                                ---------------
                 (Name of Small Business Issuer in its charter)

        Delaware                                   95-2554669
         --------                                  ----------
(State  or  other  jurisdiction  of               (IRS  Employer
 incorporation  or  organization)               Identification  Number)

           13428 Maxella Avenue, Suite #322, Marina del Rey, CA 92092
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Issuer's  telephone  number:  (310)  574-8555
                              ---------------

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ITEM  5.  Other  Events  and  Regulation  FD  Disclosure.

     The Company as part of its acquisition of AeroTelesis Philippines Inc. has approved a name change to "AeroTelesis Inc." on October 22, 2003. The new name and symbol is anticipated to be reflected in the Company's quotation on the OTC Bulletin Board with a new trading symbol effective November 14, 2003.

     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November  13,  2003                    AEROTELESIS  INC.

                                       Formerly  known  as

                                       PACIFIC  REALM,  INC.

                                        /s/ Joseph  Gutierrez
                                       _____________________________
                                       Joseph  Gutierrez,  CEO